January 2, 2024

BNY Mellon Appreciation Fund, Inc.

BNY Mellon New York AMT-Free Municipal Bond Fund

BNY Mellon Opportunistic Municipal Securities Fund

BNY Mellon Worldwide Growth Fund, Inc.

General Money Market Fund, Inc.

General Municipal Money Market Funds, Inc.

General New York Municipal Money Market Fund

Supplement to Current Statement of Additional Information

Effective January 1, 2024, Michael D. DiLecce, Gina D. France and Joan L. Gulley became additional Independent Board Members of the funds.

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Michael D. DiLecce 1962 Board Member	Retired since July 2022; advisory board member to certain funds in the BNY Mellon Family of Funds (2022 – 2023); Global Asset Management Assurance Leader, Ernst & Young LLP (2015 – 2022); Americas Regional Talent Managing Partner for Ernst & Young's Financial Service Practice (2017 – 2021); Partner, Ernst & Young LLP (1997 – 2022)	N/A
Gina D. France 1958 Board Member	France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003 – Present)

Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – May 2023)

CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015 – Present)

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joan L. Gulley 1947 Board Member

Nantucket Atheneum, public library, Chair (June 2018 – June 2021) and Director (2015 – June 2021)

Orchard Island Club, golf and beach club, Governor (2016 – Present) and President (February 2023 – Present)

N/A

•	Michael D. DiLecce – Mr. DiLecce retired as a Partner at the accounting firm of Ernst & Young LLP in June 2022. Mr. DiLecce has substantial accounting, investment management, and executive experience serving firms within the investment management industry. From August 1983 to June 2022, Mr. DiLecce was an auditor at Ernst & Young LLP where he served as Global Assurance Leader of Asset Management and as the audit partner for various investment company complexes. In addition, from July 2017 to June 2021, Mr. DiLecce was the Americas Regional Talent Managing Partner for Ernst & Young's Financial Service practice. He was an Assurance Partner at Ernst & Young LLP from 1997 to 2022. Mr. DiLecce currently serves as an Advisory Board Member of Welsh, Carson, Anderson & Stowe, a private equity firm focusing on investments in technology and healthcare companies.
•	Gina D. France – Ms. France serves as President and Chief Executive Officer of France Strategic Partners. Before founding France Strategic Partners in 2003, Ms. France was a managing director of Ernst & Young LLP where she led a national client-facing strategy group. She has served as a strategic advisor to over 250 companies throughout the course of her career. Ms. France has more than 35 years of strategy, investment banking and corporate finance experience. Previously, Ms. France was an investment banker with Lehman Brothers in New York and San Francisco. Prior to Lehman Brothers, she served as the international cash manager of Marathon Oil Company. Ms. France has served on several corporate boards including: Huntington Bancshares (investment company oversight committee chair); Cedar Fair, L.P. (audit committee chair); CBIZ, Inc.; Baldwin Wallace University; FirstMerit Corporation (nominating and governance committee chair); Dawn Food Products, Inc.; and Mack Industries. Ms. France served as Director of Cedar Fair, L.P. from 2011 to May 2023, and served as a Trustee of Dance Cleveland, a non-profit, from 2001 to June 2023.
•	Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. (PNC) from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President (EVP) and Chief Human Resources Officer (CHRO) of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a Governor and President of the Orchard Island Club and from 2015 to 2021 served on the Board of Trustees of the Nantucket Atheneum.

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Board Members' Fund Share Ownership

As of December 31, 2022, Ms. France owned $10,001 - $50,000 of BNYMAF shares and over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Ms. Gulley did not own any fund shares and owned over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, and Mr. DiLecce did not own any fund shares or shares of other funds in the BNY Mellon Family of Funds.

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